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                                                                 Exhibit 10.9.7

                                UNCONDITIONAL GUARANTY

KNOW ALL MEN BY THESE PRESENTS:

    For a valuable consideration and specifically for the purpose of inducing Simmons First National Bank, a national banking institution, ("Lender") to loan and to continue to loan funds to TSI Redfield Laboratories, Inc., an Arkansas corporation ("Borrower"), the undersigned ("Guarantor"), does hereby agree for itself, its successors and assigns with and unto the Lender as follows:

    1. Guarantee of Payment. The Guarantor hereby unconditionally guarantees the full and timely payment of all indebtedness of every kind and nature of the Borrower to the Lender, direct or indirect, without limit as to the amount of such indebtedness, whether now existing or hereinafter incurred, whether or not such indebtedness shall be similar or dissimilar, related or unrelated to any existing indebtedness, including but not limited to an indebtedness evidenced by two promissory notes in the amount of $700,000.00 and $350,000.00, of even date herewith (collectively "Indebtedness").

    2. Guarantee of Performance. The Guarantor further unconditionally guarantees prompt, timely, and complete performance of and compliance by Borrower of all the terms and conditions contained in any of the instruments and documents, including but not limited to promissory notes, mortgages, security agreements, pledges and collateral assignments ("Loan Documents"), given in connection with the origination, extension or collection of the Indebtedness; the timely payment of all real and personal property taxes, special assessments, and premiums for insurance of every kind required under the terms of any of the Loan Documents; and generally, the performance of each and every other covenant and condition set forth and contained in the Loan Documents.

    3. Waivers of Notice and Additional Authority. The Guarantor waives notice of any default by Borrower upon the Indebtedness or of any transfer of the title to any property securing any of the Indebtedness pursuant to any Loan Document, and the Lender, or the holder of any note evidencing any of the Indebtedness, shall not be required to resort to any collateral other than this guaranty or attempt to recover upon the liability of Borrower in any way as a condition prerequisite to recovering upon this Guaranty. The Lender and any subsequent holder of any note evidencing any of the the Indebtedness, may, without notice to the Guarantor, deal with the Borrower, or any one on its behalf or if title to any property shall have been transferred, the owner thereof, from time to time with respect to any of the Indebtedness and the security therefor in any manner whatsoever, including the release of any obligor or of any of the collateral, and Guarantor hereby specifically waives each and every defense predicable upon such dealing including, without limitation, the release of any part of the security for any of the Indebtedness or any of the obligors thereon, except the defense of actual payment in cash on the Indebtedness.

    4. Continuation of the Guaranty. This Guaranty shall continue with respect to the Indebtedness, and all continuations, extensions or renewals thereof, in favor of the Lender and all subsequent holders of any note evidencing any of the Indebtedness, notwithstanding that the


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Borrower shall have conveyed its title and notwithstanding that other obligors may have assumed or guaranteed payment. It is understood and agreed that this Guaranty shall, in all respects, run in favor of the holders of any note evidencing any of the Indebtedness and notice to the Guarantor of any transfer, endorsement or assignment of any such note shall not be required.

    5. Waiver of Acceptance. The Guarantor further waives notice of the acceptance of this Guaranty by the Lender and presentment, demand, notice of nonpayment, notice of extension of the time of payment or of any dealings with any obligor or any collateral.

    6. Additional Covenants of Guarantor. The Guarantor agrees that the liability of the Guarantor hereunder shall not in anyway be released, diminished, impaired, reduced, or affected by:

    (a) The taking or accepting of any other security or guaranty for any or all of the Indebtedness;

    (b) Any release, withdrawal, surrender, exchange, substitution, subordination, or loss of any security or other guaranty at any time existing in connection with any or all of the Indebtedness; any partial release of the liability of any other Guarantor hereunder or under any of the Loan Documents had, or to be had, in connection with, or as security for, any of the Indebtedness, or the corporate dissolution, insolvency, bankruptcy, disability, or lack of authority of Borrower, Guarantor, or any other guarantor or any party at any time liable for the payment of any or all of the Indebtedness, whether now existing or hereafter occurring;

    (c) Any renewal, extension, modification, or rearrangement of the payment of any or all of the Indebtedness, or the performance of any covenant contained in any Loan Document had, or to be had, in connection with, or as security for, the Indebtedness, either with or without notice to, or consent of, such Guarantor or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Lender to any party; or

    (d) Any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Indebtedness or to foreclose or take or prosecute any action in connection with any lien, right, or security existing or to exist in connection with, or as security for, any of the Indebtedness; or to take any action hereunder; it being the intention hereof that Guarantor shall remain liable as principal until the full amount of the Indebtedness, together with interest, and any other sums due or to become due upon or in connection with any of the same, shall have been fully paid, performed and observed by Borrower.

    IN WITNESS WHEREOF, the undersigned has caused these presents to be executed this 27th day of June, 1997.

                             GENZYME TRANSGENICS CORPORATION

                             By  /s/ John B. Green, Vice President
                                ------------------------------------
                                  John B. Green, Vice President